As Filed with the Securities and Exchange Commission on January 6, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 31, 2004

DIASYS CORPORATION
(Exact name of small business issuer as specified in its charter)

Delaware	0-24974	06-1339248
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities

On December 31, 2004, DiaSys Corporation (the "Company") sold to John Winfield, for an aggregate current cash investment of $500,000, an equity package consisting of 1,250,000 shares of DiaSys Common Stock and a Common Stock Purchase Warrant entitling Mr. Winfield to purchase 1,250,000 shares of Common Stock at $.50 per share at any time prior to the third anniversary of the transaction date. Such securities were not registered under the Securities Act of 1933 pursuant to the exemptions afforded by Sections 4(2) and 4(6) of such Act and Rule 506 of Regulation D promulgated thereunder.
ITEM 9.01	Financial Statements and Exhibits

The following exhibits are filed with this report:

Exhibit 4.2.	Common Stock Purchase Warrant issued to John Winfield.

SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION
Date: January 5, 2005	/s/ Gregory Witchel
Gregory Witchel Chief Executive Officer